Amendment to the Clinical Trial Agreement
Made as of the 30 day of May 2011
by and among

Hadasit Medical Research Services and Development Ltd., (“Hadasit” or the “Institution”) and Prof. Dimitrios Karousis (the “Investigator”) on one hand, and BrainStorm Cell Therapeutics Ltd. (“Sponsor”),

WHEREAS:

(A)	The undersigned are all of the parties to a Clinical Trial Agreement dated February 17, 2011 (the “Agreement”) relating to the Company.

(B)	The parties intend to amend the Agreement as set forth below.

NOW, THEREFORE the Parties hereby agree as follows:

1.	Definitions. Capitalized terms used in this Amendment shall have the meanings assigned to them in the Agreement.

2.	Study Coordinator

2.1.	The following sentence is added at the end of Section 1.A of the Agreement:

“Dr. Panayiota Petrou will serve as Study Coordinator for Hadasit”

2.2.	In Section 1.B, the phrase: “In the event that the Investigator ceases to be available” is amended to read: “In the event that the Investigator or the Project Coordinator ceases to be available”.

3.	Termination.

3.1.	Section 1l.C of the Agreement is amended to read as follows:

“C.   In addition, this Agreement may be terminated by the Sponsor for any other reason upon 60 days written notice.

“From, the Effective Date and during the Term, as defined in the GMP Lab Agreement (Schedule B), this Agreement shall terminate upon termination of GMP Lab Agreement (Schedule B).”

3.2.	Sections 11.D and 11.E of the Agreement are hereby deleted.

4.	Schedules.

4.1.	Protocol. Schedule A of the Agreement is hereby replaced with the Amended and Restated Schedule A attached hereto.

4.2.	Payment. Schedule C of the Agreement is hereby replaced with the Amended and Restated Schedule C attached hereto.

5.
Limited Amendment.  Except as set forth herein, this Amendment shall not constitute a modification, acceptance or waiver of any other provision of the Agreement, or any right, power or remedy of any party under the Agreement. Except as amended hereby, all terms of the Agreement remain in full force and effect.

6.	Miscellaneous. The Provisions of Section 14 (Governing Law) of the Agreement shall apply to this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

BrainStorm Cell Therapeutics Ltd.

By:	/s/ Adrian Harel
	Name:	Adrian Harel
	Title:	CEO
	Date:	6/13/2011

Prof. Dimitrios Karussis

/s/ Prof. Dimitrios Karussis
[signature]

HADASIT MEDICAL RESEARCH SERVICES AND DEVELOPMENT LTD

By:	/s/ Illegible
Name:
Title:
	Date:	6/13/2011